                                  EXHIBIT 3(D)

              AMENDMENT DATED FEBRUARY 1, 1996 TO PROMISSORY NOTE
                          DATED JANUARY 18, 1995 FROM
                              H & L CONCEPTS, INC.
                                       TO
                               ROBERT M. FELDMAN

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1995.

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